 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2023

INFINERA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33486	77-0560433
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Ave
San Jose,	California	95119
(Address of principal executive offices, including Zip Code)
(408) 572-5200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	INFN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Preliminary Results of Operations and Financial Condition.
On November 8, 2023, Infinera Corporation (the “Company”) issued a press release announcing preliminary financial results for its third quarter ended September 30, 2023, and preliminary outlook for its fourth quarter ending December 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Current Report on Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished under Item 2.02 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such a filing.
The press release furnished herewith as Exhibit 99.1 refers to certain non-GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is contained in Exhibit 99.1.

Item 8.01	Other Items.
On November 7, 2023, the Audit Committee of the Board of Directors of the Company, after discussion with management of the Company and Ernst & Young LLP (“EY”), the Company’s independent registered public accounting firm, concluded that Management’s Report on Internal Control Over Financial Reporting included in Item 9A of the Company’s Annual Report on Form 10-K, filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 27, 2023 (the “Form 10-K”), and EY’s opinion relating to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022, should no longer be relied upon for the reasons described below.
Subsequent to the filing of the Company’s Form 10-K and Quarterly Reports on Form 10-Q for the periods ended April 1, 2023 (“Q1 Form 10-Q”) and July 1, 2023 (“Q2 Form 10-Q”), EY informed the Company that the Public Company Accounting Oversight Board had commenced an inspection of EY’s integrated audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2022. Subsequently, EY raised questions regarding the Company’s stand-alone sales price (“SSP”) methodology as it relates to revenue allocation between product revenue, which is recognized upon delivery, and certain components of services revenue, which is amortized over a period of time. In addition, EY raised questions regarding the sufficiency of documentation retained by the Company relating to the Company’s quote to cash and inventory cycles. As a result of these queries, the Company reexamined its SSP methodology and engaged in a review of management’s review procedures related to the Company’s quote to cash and inventory cycles.
The Company’s management has concluded that there were material weaknesses in its internal control over financial reporting related to its (i) quote to cash cycle, including the determination of SSP and (ii) inventory cycle as of December 31, 2022, and, as a result, that the Company’s internal control over financial reporting was not effective, as of December 31, 2022, and continues to be ineffective and the Company’s two material weaknesses remain unremediated to date. In addition, the Company’s Chief Executive Officer and Chief Financial Officer have concluded that the Company’s disclosure controls and procedures were not effective as of December 31, 2022 due to the material weaknesses in internal control over financial reporting described above, and that Management’s Report on Internal Control Over Financial Reporting included in Item 9A of the Form 10-K, and EY’s opinion relating to the effectiveness of the Company’s internal control over financial reporting as of December 31, 2022, should no longer be relied upon.
Additionally, the Company is continuing to assess the potential impacts of the aforementioned revenue allocations on the Company’s consolidated financial statements for 2020, 2021 and 2022, as well as each of the interim periods in 2023 through September 30, 2023 (the “Affected Periods”). At this time, the Company has not fully completed its assessment, and has not yet fully determined the financial impact of any reallocation of revenue within the Affected Periods. The Company has not yet made a determination as to whether there was a material misstatement in its previously filed financial statements or the extent to which revenue was incorrectly allocated between products and services in any of the Affected Periods. The Company is continuing to review its SSP methodology with EY, including to determine the impact of any required reallocation of revenue between products and services between periods and the related impact on the Company’s previously reported financial results and the Company’s financial results for the third quarter of 2023. Based on its initial evaluation, the Company expects any adjustments to revenue will be shifts in allocation between deferred revenue and revenue recognized upfront, and expects that there will be no lost revenue, only shifts in timing of revenue recognition between accounting periods.
Additionally, EY has not withdrawn its audit report on the consolidated financial statements included in the Form 10-K.
The Company intends to delay the issuance of its full financial results for its third quarter ended September 30, 2023, as well as the filing of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2023 (the “Q3 Form 10-Q”) until the Company completes its assessment of the revenue impacts of its SSP methodology in light of its related material weakness, as described above.
The Company also intends to amend its Form 10-K to reflect management’s and EY’s assessment of internal control over financial reporting as of the period covered by such report, as well as the Q1 Form 10-Q and the Q2 Form 10-Q to reflect management’s assessment of internal control over financial reporting covered by each period. The amendments will also describe the Company’s plans and efforts to strengthen its internal control over financial reporting and remediate its material weaknesses.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
Caution Regarding Forward-Looking Statements
This Current Report on Form 8-K contains certain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "should," "will," and "would" or the negative of these words or similar terms or expressions that concern the Company’s expectations, strategy, priorities, plans or intentions. Such forward-looking statements in this Current Report on Form 8-K include, without limitation, the Company’s preliminary financial results for its third quarter ended September 30, 2023, and preliminary outlook for its fourth quarter ending December 30, 2023; the Company’s estimates and assessments of revenue impacts related to its determination of SSP; the Company's expectations that adjustments to revenue will be shifts in allocation between deferred revenue and revenue recognized upfront and that there will be no lost revenue; the timing of and content in the Company’s financial results for its third quarter ended September 30, 2023; the timing of and content in the Q3 Form 10-Q; and the timing of and content in the Company’s amendment of its Form 10-K, Q1 Form 10-Q and Q2 Form 10-Q. These forward-looking statements are based on estimates and information available to the Company as of the date hereof and are not guarantees of future performance. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those implied by forward-looking statements, including the outcome of the Company’s determination of SSP and the related impacts on the Company’s revenue, the Company’s determinations related to previously issued financial statements, financial results for the Company’s third quarter ended September 30, 2023, and Q3 Form 10-Q, including the possibility of material adjustments to historical reports; the discovery of additional and unanticipated information during the procedures required to be completed before the Company is able to file its required reports; and the application of accounting principles in an unanticipated manner.
See also additional risks and uncertainties detailed in the Company’s SEC filings from time to time, including the Form 10-K, Q1 Form 10-Q and Q2 Form 10-Q, as well as subsequent reports filed with or furnished to the SEC from time to time. These reports are available on the Company’s website at www.infinera.com and the SEC’s website at www.sec.gov. Infinera assumes no obligation to, and does not currently intend to, update any such forward-looking statements.

Exhibit No.	Description

99.1	Press release of Infinera Corporation dated November 8, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINERA CORPORATION

Date: November 8, 2023	By:	/s/ NANCY ERBA
Nancy Erba Chief Financial Officer